Exhibit 10.8.7

            SEVENTH AMENDMENT TO
             PURCHASE AND SALE AGREEMENT
            AND PRELIMINARY ESCROW INSTRUCTIONS
[Portion of DiCon Fiberoptics Inc. Land, Regatta Boulevard, Richmond, California]

This Seventh Amendment to Purchase and Sale Agreement and Preliminary Escrow Instructions (the "Seventh Amendment") is entered into as of December 14, 2005, between DICON FIBEROPTICS, INC., a California corporation ("Seller") and PULTE HOME CORPORATION, a Michigan corporation ("Buyer").

RECITALS

A.
Seller and Buyer entered into a Purchase and Sale Agreement and Preliminary Escrow Instructions as of February 27, 2004, a First Amendment to Purchase and Sale Agreement and Preliminary Escrow Instructions as of March 1, 2004, a Second Amendment to Purchase and Sale Agreement and Preliminary Escrow Instructions as of April 29, 2004, a Third Amendment to Purchase and Sale Agreement and Preliminary Escrow Instructions as of February 27, 2005, a Fourth Amendment to Purchase and Sale Agreement and Preliminary Escrow Instructions as of July 27, 2005, a Fifth Amendment to Purchase and Sale Agreement and Preliminary Escrow Instructions as of November 17, 2005, and a Sixth Amendment to Purchase and Sale Agreement and Preliminary Escrow Instructions as of December 14, 2005 (collectively, the "Agreement").

B.	Seller and Buyer desire to amend and restate certain provisions of the Agreement as provided in this Seventh Amendment.

The parties agree as follows:

            AGREEMENT

1.	Section 13.2.2 of the Agreement is hereby amended by substituting the date "December 15, 2005" for the date "December 14, 2005" on lines 3 and 4 thereof.

2.	Except as amended and restated by this Seventh Amendment, all terms, conditions and provisions of the Agreement shall remain in full force and effect.

3.
This Seventh Amendment may be executed by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same agreement.

IN WITNESS HEREOF, the parties hereto have executed this Seventh Amendment as of the date first above written.

Seller:                                       Buyer:

DICON FIBEROPTICS, INC.,                        PULTE HOME CORPORATION
a California corporation                                                                                               a Michigan corporation

By: /s/ Ho-Shang Lee                                                          By: /s/ J. Steven Kalmbach

Name:  Ho-Shang Lee, Ph.D.                                                                                      Name:  J. Steven Kalmbach
Its: President and CEO                                                                                                Its: Division President

Acceptance by Escrow Holder

CHICAGO TITLE COMPANY hereby acknowledges that it has received originally executed counterparts or a fully executed original of the foregoing Seventh Amendment to Purchase and Sale Agreement and Preliminary Escrow Instructions and agrees to act as Escrow Agent thereunder and to be bound by and perform the terms thereof as such terms apply to Escrow Agent.

CHICAGO TITLE COMPANY

By: __________________________________

Name:  Laurie J. Edwards
Its: Assistant Vice President
Date of Execution: _______________________